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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 18, 1995
                                                --------------------------------

                        GOODRICH PETROLEUM CORPORATION
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            (Exact name of registrant as specified in its charter)

          DELAWARE                    33-58831                  76-0466913
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


  5847 SAN FELIPE, SUITE 700, HOUSTON, TEXAS                     77057
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        713-780-9494
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ITEM 5. OTHER EVENTS

The Company's press release (incorporated by reference hereto) attached as
Exhibit 99.1 sets forth the details of the Company's recent conversion of preferred stock into common stock.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibit 99.1        Press release of Goodrich Petroleum Corporation
                                dated October 26, 1995
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                                  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          GOODRICH PETROLEUM CORPORATION



                                          By:  /s/ GLYNN E. WILLIAMS, JR.
                                              ---------------------------------
                                               Glynn E. Williams, Jr.
                                               Vice President and Secretary

Dated: October 26, 1995